Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

SUPPLEMENTAL AGREEMENT NO. 10
to
PURCHASE AGREEMENT NUMBER 04761
between
THE BOEING COMPANY
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 10 (SA-10) , entered into as of June 30, 2022, by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, Customer and Boeing agree to *** 737-*** Aircraft and *** 737-*** Aircraft *** of which are *** from scheduled delivery *** 737-*** Aircraft pursuant to Section 1 of Letter Agreement UAL-PA-04761-LA-1807420R1 entitled “737-*** and 737-*** Aircraft Model ***” as follows:

	Manufacturer Serial Number	***	***	***	***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
UAL-PA-04761         SA-10, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 10 to
Purchase Agreement No. 04761

	Manufacturer Serial Number	***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
***	***	***			***	***
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to:
(i)*** 737-*** Aircraft as shown in the table below:

	Manufacturer Serial Number	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
(ii)*** the scheduled delivery *** 737-*** Aircraft as shown in the table below:
UAL-PA-04761        SA-10, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 10 to
Purchase Agreement No. 04761

737-*** Aircraft
	Manufacturer Serial Number	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
(iii)*** the scheduled delivery *** Aircraft as shown in the table below:

737-*** Aircraft
	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
(iv)specify the *** to be used to calculate the *** for each Aircraft *** under this SA-10;
(v)revise the *** terms applicable to *** Aircraft specified as follows:
a.*** 737-*** Aircraft *** 737-*** Aircraft i as specified in the first SA-10 recital;

UAL-PA-04761        SA-10, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 10 to
Purchase Agreement No. 04761
b.*** 737-*** Aircraft *** 737-*** Aircraft as specified in the first SA-10 recital.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-10”).
2.Tables.
2.1.The Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-10”) to ***.
2.2.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-10”) to ***.
2.3.Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-10”) to ***.
2.4.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-10”) to ***.
3.Letter Agreements.
3.1.Letter Agreement No. UAL-PA-04761-LA-l807022R5 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-l807022R6 titled “*** Aircraft-737-***” (identified by “SA-10”) to reflect ***.
3.2.Letter Agreement No. UAL-PA-04761-LA-2100718R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2100718R2 titled “***” (identified by “SA-10”) to ***.
The rest of this page is intentionally blank. Signature page follows.

UAL-PA-04761        SA-10, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 10 to
Purchase Agreement No. 04761
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice -President and Chief Financial Officer
Title	Title

UAL-PA-04761        SA-10, Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-10 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10 & SA-8§4.1
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-9

UAL-PA-04761    Table of Contents, Page 1 of 5     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-7
A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-5
A	737-10 Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-04761    Table of Contents, Page 2 of 5     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R3	*** Matters	SA-6
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R2	Open Matters 737-9 and 737-10 Aircraft	SA-5
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R5	Special Matters – 737 MAX Aircraft	SA-9
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R3	***	SA-8
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474R1	*** for the 737-10 Aircraft	SA-7
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R1	Delivery *** Matters	SA-6
UAL-PA-04761-LA-1807022R6	*** Aircraft – 737-***	SA-10 SA-8 §4.1
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6 & SA-8 §4.1
UAL-PA-04761-LA-1807490R1	737-*** Aircraft and 737-*** Aircraft ***	SA-2
UAL-PA-04761-LA-1900347	737-***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
UAL-PA-04761    Table of Contents, Page 3 of 5     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2100095	*** Matters for the 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100096R1	Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft	SA-7
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100718R2	Special Matters Relating to *** Aircraft	SA-10
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-9
UAL-PA-04761-LA-2104314	*** for Certain 737-*** Aircraft	SA-9
UAL-PA-04761-LA-2104366	*** for 737-*** Aircraft with ***	SA-9
UAL-PA-04761-LA-2104367	*** for 737-*** Previously Configured Aircraft ***	SA-9
UAL-PA-04761-LA-2105142	Certain Special Matters for the 737-*** Aircraft	SA-9
UAL-PA-04761-LA-2105143	Open Matters Relating to *** Model 737-*** Aircraft	SA-9

UAL-PA-04761    Table of Contents, Page 4 of 5     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 27, 2021
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . August 12, 2021
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 8, 2021
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 30, 2021
Supplemental Agreement No. 10 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .June 30, 2022

UAL-PA-04761    Table of Contents, Page 5 of 5     SA-10
BOEING / UNITED AIRLINES, INC. PROPRIETARY

                            The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022R6

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft – 737-***
Reference:    Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807022R5 dated June 27, 2021.
1.*** Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft as *** aircraft (*** Aircraft).
2.Delivery.
The number of aircraft and delivery months are listed in Attachment A-1 (Attachment A) to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a ***. No later than *** of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a *** Attachment A of the scheduled delivery month for each *** Aircraft with a *** in such calendar year.
3.Configuration.
3.1    Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** aircraft, at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification *** applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.2 Subject to ***, the *** Aircraft ***, provided that it can achieve the *** which would result pursuant to the provisions of Article 3.1.
4.Price.
4.1The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  ***.
4.2The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the *** Aircraft shall be adjusted in accordance with the terms set forth in ***.

UAL-PA-04761-LA-1807022R6    SA-10
*** Aircraft – 737-10        Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.3The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.
(v.Payment.
5.1***
5.2Notwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.
5.3At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid at the time of delivery.
6.***
6.1    Customer may *** by giving written notice to Boeing
6.1.1 Subject to ***, on or before the date ***; or
6.1.2 On or on or before the date *** (the date in Section 6.1.1 and in Section 6.1.2, as applicable, are referred to herein as the *** Date).
6.2    After receipt of Customer’s ***.
6.3    ***
7.Definitive Agreement.
Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within ***, either party ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

UAL-PA-04761-LA-1807022R6    SA-10
*** Aircraft – 737-10        Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807022R6    SA-10
*** Aircraft – 737-10        Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 30, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807022R6    SA-10
*** Aircraft – 737-10        Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

     The Boeing Company
     P.O. Box 3707
        Seattle, WA 98124-2207

UAL-PA-04761-LA-2100718R2
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Certain Special Matters for the *** Aircraft
Reference:    Purchase Agreement No.  04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-2100718R1 dated June 27, 2021.
1.Definitions.
*** Aircraft shall be comprised of each of the following Aircraft:
(i)    each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft);
(ii)     each of the *** 737-*** Aircraft specified in Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft);
(iii)     each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (*** 737-*** Aircraft);
(iv) each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft); and
(v) each 737-*** aircraft resulting from Customer’s *** in any of the *** 737-*** Aircraft scheduled for delivery in *** pursuant to Letter Agreement LA-1807022R6, including successors thereof, titled “*** Aircraft – 737-***” shall be an *** 737-*** Aircraft).
2.*** for the *** 737-*** Aircraft
In addition to the *** specified in Sections 1.3 and 1.4 of Letter Agreement UAL-PA-04761-LA-1801467R4, including successors thereof, titled “Special Matters - MAX Aircraft” (MAX Special Matters Letter), at the time of delivery Boeing shall ***.
UAL-PA-04761-LA-2100718R2     SA-10
Special Matters *** Aircraft     Page 1
BOEING / UNITED AIRLINES PROPRIETARY

3.*** Provisions for the *** 737-*** Aircraft.
3.1    In addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-*** Aircraft will be eligible for the *** provided in this Section 3.
3.2    Customer has requested *** from Boeing on the ***.
3.3    In response to Customer’s requests ***.
3.4    As specified in Section 3.3, Customer shall purchase *** Aircraft specified in Attachment A to this Letter Agreement ***.
4.***
5.***
5.1*** 737-*** Aircraft. At the time of delivery of each *** 737-*** Aircraft, in addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, Boeing shall ***.
5.2*** 737-*** Aircraft.
5.2.1    In addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-*** Aircraft is eligible for the following ***:
6.***
7.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement ***. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.
8.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
UAL-PA-04761-LA-2100718R2     SA-10
Special Matters *** Aircraft     Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2100718R2     SA-10
Special Matters *** Aircraft     Page 3
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 30, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
UAL-PA-04761-LA-2100718R2     SA-10
Special Matters *** Aircraft     Page 4
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A
Aircraft Eligible for Section 3.4 ***
The Aircraft in the table below are eligible for Section 4 *** in accordance with the terms and conditions .of Section 3.4 of this Letter Agreement.

	Manufacturer Serial Number	***	***	***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***
***	***			***	***

UAL-PA-04761-LA-2100718R2     SA-10
Special Matters *** Aircraft     Page 1
BOEING / UNITED AIRLINES PROPRIETARY